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                                                                   EXHIBIT 10.42

                         WARRANTHOLDERS RIGHTS AGREEMENT

                  WARRANTHOLDERS RIGHTS AGREEMENT dated as of October 30, 2003 among SOURCE INTERLINK COMPANIES, INC., a Missouri corporation (together with its successors, "Source"), HILCO CAPITAL LP, a Delaware limited partnership ("Hilco") (Hilco and such other warrantholders of Source as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Warrantholders").

                  WHEREAS, as of October 27, 2003, Source has issued and outstanding 18,770,391 shares of Common Stock (as defined herein), there are outstanding options to purchase 5,049,689 shares of Common Stock and there are outstanding warrants or outstanding commitments to issue warrants to purchase 258,644 shares of Common Stock, and Hilco purchased and is the beneficial owner of the Warrants (as defined herein) to purchase 400,000 shares of Common Stock; and

                  WHEREAS, Source wishes to provide to the Warrantholders and the holders of the Warrant Shares the rights described herein;

                  NOW THEREFORE the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Section 1.1 Definitions.

                  Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

                  "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person) and (iii) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

                  "BHC Act" means the Bank Holding Company Act of 1956, as amended.

                  "Blackout Period" means (i) the period commencing on the date hereof and ending on February 28, 2004 and (ii) the 90 day period occurring after the date of the initial sale of any Common Stock pursuant to the Proposed Offering.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

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                  "Common Stock" means the common stock, par value $0.01 per share, of Source.

                  "Debt" of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all capital leases of such Person, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all equity securities of such Person (other than the Warrants) subject to repurchase or redemption otherwise than at the sole option of such Person, (viii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (ix) all Debt of others Guaranteed by such Person.

                  "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

                   "Initiating Holders" has the meaning set forth in Section 3.1 hereof.

                  "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

                  "Loan Agreement" means the Loan Agreement dated as of October 30, 2003, between Source and certain of its Affiliates and Hilco as agent for the Lender from time to time party thereto, as amended or otherwise modified from time to time.

                  "Other Shares" has the meaning set forth in Section 3.1.

                  "Person" means a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

                  "Proposed Offering" shall mean an underwritten public offering of Common Stock by Source occurring on or prior to February 28, 2004.

                  "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

                  "Registrable Securities" means any Warrant Shares until the date (if any) on which such Warrant Shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Source and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.

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                  "Registration Expenses" means all expenses incident to
Source's performance of or compliance with Sections 3.1 through 3.5 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for Source and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel and any one accountant retained by the holder or holders of more than 50% of the Registrable Securities being registered or, in the case of any registration effected pursuant to Section 3.1, as the Initiating Holders shall have selected to represent all holders of the Registrable Securities being registered), (vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if Source desires such insurance and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by Source, such expenses shall not include (i) salaries of Source personnel or general overhead expenses of Source,
(ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of Source or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by Source in the ordinary course of its business or would have been incurred by Source had no public offering taken place.

                  "Regulated Holder" means any holder of Warrants or Warrant Shares, if such holder is effectively restricted or prohibited from holding, exercising or transferring, in whole or in part, the Warrants or Warrant Shares by reason of any Regulatory Requirement, including without limitation if such holder is a bank holding company within the meaning of the BHC Act or a subsidiary thereof subject to Regulation Y under the BHC Act.

                  "Regulatory Change" means, with respect to any Regulated Holder, (i) any change on or after the date hereof in United States federal or state or foreign laws or regulations (including the BHC Act and Regulation Y thereunder); (ii) the adoption on or after the date hereof of any interpretation or ruling applying to such Regulated Holder, individually or as a member of a class, under any United States federal or state or foreign laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after the date hereof of any agreement or commitment with any such governmental or regulatory authority that is applicable to or binding upon such Regulated Holder.

                  "Regulatory Requirement" means any existing or future Federal or state statute, rule, regulation, guideline, order, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), including without limitation, the BHC Act and the regulations thereunder.

                  "Restricted Payment" means (i) any dividend or other distribution on any shares of Source' capital stock (except dividends payable solely in shares of its capital stock of the same class) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of

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(a) any shares of the Source' capital stock or (b) any warrant or other right to acquire shares of Source' capital stock.

                  "Restricted Securities" means the Warrants, the Warrant Shares and any securities obtained upon exchange for or upon exercise or transfer of or as a distribution on Warrants, the Warrant Shares or any such securities; provided that particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Source and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

                  "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Stockholders" means the holders of the Common Stock of Source.

                  "Subsidiary" means any partnership or corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Source.

                  "Warrant Securityholder" means at any time any Warrantholder or any holder of Warrant Shares.

                  "Warrantholders" has the meaning set forth in the introductory paragraph.

                  "Warrants" means the Warrant or Warrants originally issued to HILCO, as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

                  "Warrant Shares" means (i) any shares of Common Stock or other securities issued or issuable upon the exercise of any Warrants and (ii) any securities issued or issuable with respect to any of such shares or other securities referred to in clause (i) upon the conversion or exchange thereof into other securities or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                  All references herein to "days" shall mean calendar days unless otherwise specified.

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                                  ARTICLE II.
             TRANSFER OF SHARES; PAYMENTS TO WARRANT SECURITYHOLDERS

         Section 2.1 General. Except as otherwise provided in this Agreement or by law, each Stockholder may transfer its shares of Common Stock at any time to any Person.

         Section 2.2 Restrictions on Transfer; Legend on Certificates.

                  (a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.

                  (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN CERTAIN COMMON STOCK PURCHASE WARRANT ISSUED BY THE COMPANY PURSUANT TO THE LOAN AGREEMENT, DATED AS OF OCTOBER 30, 2003, BETWEEN THE COMPANY AND CERTAIN OF THE COMPANY'S SUBSIDIARIES, THE HOLDER AND CERTAIN OTHER LENDERS FROM TIME TO TIME PARTY THERETO. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF OCTOBER 30, 2003 BETWEEN THE COMPANY AND THE HOLDER. COMPLETE AND CORRECT COPIES OF SUCH WARRANT AND WARRANTHOLDERS RIGHTS AGREEMENT ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE."

                  (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Restricted Securities (and

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upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder or Shareholder (as applicable) or under this Agreement. In the event of such non-complying transfer, Source shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

         Section 2.3 Permitted Transfers. The restrictions on transfer provided in Section 2.2(a) shall not be applicable to (i) any transfer in compliance with federal and all applicable state securities laws to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back to the transferor thereof), (ii) any transfer upon the death of any holder of Restricted Securities to such holder's executors, administrators or testamentary trustees, (iii) any transfer to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder's spouse, parents, siblings or descendants or (iv) any transfer by the holder in connection with the grant of a participation interest in the Loan Agreement (any transferee referred to in (i), (ii), (iii) or (iv) above being referred to herein as a "Permitted Transferee"); provided that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the Warrants or Warrant Shares it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Warrants or Warrant Shares (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.

         Section 2.4 [Intentionally Omitted]

         Section 2.5 Restrictions on Transfer by Regulated Holders.

                  (a) Notwithstanding anything else set forth herein to the contrary, in the event of any reasonable determination in good faith by any Regulated Holder that, by reason of any Regulatory Requirement, such Regulated Holder is effectively restricted or prohibited from holding, exercising or transferring (as the case may be) any Warrant or Warrant Shares (or any portion thereof), Source shall use reasonable good faith efforts to take such action as it may determine is reasonably necessary and appropriate to permit such Regulated Holder to hold, exercise or transfer (as the case may be) such Warrant or Warrant Shares (or any portion thereof) in such manner as is necessary to comply with such Regulatory Requirement. All such actions shall be taken at the expense of Regulated Holder. Regulated Holder shall give written notice to Source of any reasonable determination by it hereunder and the transfer or other action it believes may be necessary or appropriate to permit it to comply with such Regulatory Requirement. In the event of a Regulatory Change, the effect of which is to permit such Regulated Holder to hold, exercise or transfer such Warrant or Warrant Shares in any other manner, the foregoing proviso shall be deemed modified to permit the holding, exercise or transfer of such Warrant or Warrant Shares in such other manner.

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                  (b)      Nothing in this Agreement (including without
limitation Section 2.4) shall require any Regulated Holder to make a transfer of Warrants or Warrant Shares in a manner not permitted by Section 2.2(a) (an "Impermissible Transfer"). If any provision of this Agreement would otherwise require any Regulated Holder to make an Impermissible Transfer as a condition precedent to making a transfer of Warrants or Warrant Shares in a manner permitted by Section 2.2(a) (a "Permissible Transfer"), then such Regulated Holder shall not be required to make such Impermissible Transfer as a condition precedent to making such Permissible Transfer.

         Section 2.6 No Inconsistent Agreements. Source has not entered into and will not enter into any stockholders rights agreement, registration rights agreement or similar arrangements the performance by Source of the terms of which would in any manner restrict or limit, or materially conflict with, the performance by Source of its obligations under this Agreement.

                                  ARTICLE III.
                               REGISTRATION RIGHTS

         Section 3.1 Registration on Request.

                  (a)      The demand registration rights set forth in this
section 3.1 may be exercised only at such time or times when (i) Source shall not then be eligible to register Registrable Securities on Form S-3 (or any similar or successor form), (ii) Source shall not have complied with the terms of Section 3.3 hereof or (iii) any Blackout Period is not in effect. At any time or from time to time on or after the date hereof, on not more than two (2) occasions, upon the written request of the holder or holders of fifty percent (50%) of all outstanding Warrant Shares and Warrants (such majority determined, for purposes of this Section 3.1, by calculating the number of Warrant Shares for which such Warrants are then exercisable) (the "Initiating Holders"), requesting that Source effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, Source will promptly give written notice of such requested registration to all holders of Warrants and Registrable Securities, and thereupon Source will use its reasonable best efforts to effect the registration under the Securities Act of:

                           (i)      the Registrable Securities which Source has
been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                           (ii)     all other Registrable Securities the holders
of which shall have made a written request to Source for registration thereof within 20 days after the giving of such written notice by Source (which request shall specify the intended method of disposition of such Registrable Securities); and

                           (iii)    all shares of Common Stock which Source may
elect to register in connection with the offering of Registrable Securities pursuant to this Section 3.1, whether for its own account or for the account of a holder of Common Stock,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) as expeditiously as possible, but in no event later than 120 days from the

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date of such request, of the Registrable Securities and the additional shares of
Common Stock, if any, to be so registered, provided that the Warrant Securityholders as a class shall be entitled to not more than two (2) registrations upon request pursuant to this Section 3.1 nor more than one such registration during any 12 month period.

                  (b) Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by Source and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. Source agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

                  (c) Source will pay all Registration Expenses in connection with any registration requested pursuant to this Section 3.1.

                  (d) A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided that a registration which does not become effective after Source has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to Source) shall be deemed to have been effected by Source at the request of the Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder.

                  (e)      If a requested registration pursuant to this Section
3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by a number of shares) of the Registrable Securities as to which registration has been requested and shall be reasonably acceptable to Source.

                  (f)      If a requested registration pursuant to this Section
3.1 involves an underwritten offering, and the managing underwriter shall advise Source (with a copy of any such notice to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, Source will include in such registration, to the extent of the number which Source is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata among such holders requesting such registration on the basis of the number of such securities requested to be included by such holders, and (ii) second, all shares other than Registrable Shares (any such shares with respect to any registration, "Other Shares") requested to be included in such registration by the holder or holders thereof.

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         Section 3.2 Incidental Registration.

                  (a) The registration rights set forth in this Section 3.2 may not be exercised when any Blackout Period is in effect. If Source at any time proposes to register any of its securities under the Securities Act (other than (x) by a registration on Form S-4 or S-8 or any successor or similar forms or (y) pursuant to Section 3.1 or (z) pursuant to Section 3.3) whether for its own account or for the account of the holder or holders of shares other than Registrable Shares (any such shares with respect to any registration, "Other Shares") requested to be included in such registration by the holder or holders thereof, it will each such time give prompt written notice to all Warrant Securityholders of its intention to do so and of such holders' rights under this
Section 3.2. Upon the written request of any such bolder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Source will use its reasonable best efforts to effect the registration under the Securities Act of all of the Registrable Securities which Source has been so requested to register by the holders thereof; to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which Source proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Source shall determine for any reason either not to register or to delay registration of such securities, Source may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Warrant Securityholder entitled to do so to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities, without prejudice, however, to the rights of any Warrant Securityholder entitled to do so to request that such registration be effected as a registration under Section 3.1. No registration effected under this Section
3.2 shall relieve Source of its obligation to effect any registration upon request under Sections 3.1 or 3.3, nor shall any such registration hereunder be deemed to have been effected pursuant to Sections 3.1. or 3.3. Source will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.2.

                  (b) If Source at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, Source will, if requested by any holder of Registrable Securities as provided in this
Section 3.2, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform Source and holders of the Registrable Securities requesting such registration and all other holders of any other shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 3.2 by letter of its belief that inclusion in such

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distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Shares proposed so to be registered which may be distributed without such effect), then Source may, upon written notice to all holders of such Registrable Securities and holders of such Other Shares, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resultant aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of Source, shall be equal to the number of shares stated in such managing underwriter's letter.

         Section 3.3 Short-Form Registration on Form S-3. The registration rights set forth in this Section 3.3 may not be exercised when any Blackout Period is in effect. After the conclusion of the Blackout Period, provided such form is available for registration, the Company shall prepare, and, on or prior to 30 days after the conclusion of the Blackout Period, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3, covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrant to prevent dilution resulting from stock splits, stock dividends or similar transactions. Such Registration Statement shall register for resale 400,000 shares of Common Stock. Such registered shares of Common Stock shall be allocated among the Warrantholders pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC within 60 days after the same is filed with the SEC. No registration effected under this
Section 3.3 shall relieve Source of its obligation to effect any registration upon request under Sections 3.1 or 3.2, nor shall any such registration hereunder be deemed to have been effected pursuant to Sections 3.1 or 3.2. Source will pay all Registration Expenses in connection with any registration pursuant to this Section 3.3.

         Section 3.4 Registration Procedures.

                  (a) If and whenever Source is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1, 3.2 and 3.3, Source shall use its reasonable best efforts to:

                           (i)      meet the requirements for the use of Form
S-3 for registration of the sale by the holders of Registrable Securities as soon as reasonably practicable (but in any event, within the 30th day following the conclusion of the Blackout Period and file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3, and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective. In the event that Form S-3 is not available for sale by the holders of Registrable Securities, then the Company, shall prepare and (as soon as practicable but in any event within 30 days after receipt of a request for registration by Source pursuant to Sections 3.1 or 3.2); provided that Source may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided further that before filing such registration statement or any amendments thereto, Source will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                           (ii)     in the case of a registration statement
pursuant to Section 3.1 or 3.2, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the expiration of ninety (90) days after such registration statement becomes effective;

                           (iii)    furnish to each seller of Registrable
Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                           (iv)     register or qualify all Registrable
Securities and other securities covered by such registration statement under blue sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Source shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                           (v)      cause all Registrable Securities covered by
such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                           (vi)     furnish to each seller of Registrable
Securities a signed counterpart, addressed to such seller and the underwriters, if any, of

                                    (A)      an opinion of counsel for Source,
dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                                    (B)      a "comfort" letter, dated the
effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified Source's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                           (vii)    notify the holders of Registrable Securities
and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                                    (A)      when the registration statement,
the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                                    (B)      of any request by the Commission
for amendments or supplements to the registration statement or the prospectus or for additional information;

                                    (C)      of the issuance by the Commission
of any stop order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                                    (D)      of the receipt by Source of any
notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                           (viii)   notify each seller of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon Source's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           (ix)     make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                           (x)      otherwise use its reasonable best efforts to
comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                           (xi)     make available for inspection by a
representative of the holders of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such selling holders or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of Source (the "Records"), and cause Source' officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; provided that Source shall not be required to comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of Source based on advice from its legal counsel, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records which Source determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in the offering) unless
(x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or holder of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any holder of Registrable Securities is a party (provided that Source is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);

                           (xii)    provide and cause to be maintained a
transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement; and

                           (xiii)   use its reasonable best efforts to comply
with all applicable rules and regulations of the NASDAQ and to maintain its right to list securities on such exchange.

Source may require each seller of Registrable Securities as to which any registration is being effected to furnish Source such information regarding such seller and the distribution of such securities as Source may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

                  (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Source of the occurrence of any event of the kind described in subdivision
(viii) of Section 3.4(a), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.4(a). In the event Source shall give any such notice, the periods specified in subdivision (ii) of Section 3.4(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.4(a).

                  (c) If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of Source, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

                  (d) Source shall not be obligated to include any Registrable Securities in a registration pursuant to Sections 3.1, 3.2 and 3.3 unless the holders thereof consent to reasonable conditions imposed by Source as Source shall determine with the advice of counsel are reasonably necessary or advisable to ensure compliance with Regulatory Requirements, and shall be limited to the following:

                           (i)      conditions requiring such holder to comply
with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

                           (ii)     conditions prohibiting such holders upon
receipt of telegraphic or written notice from the Company (until further notice) from effecting sales of shares, such notice being given to permit the Company to correct or update a registration statement or prospectus; and

                           (iii)    conditions requiring that at the end of the
period during which the Company is obligated to keep the registration statement effective under Section 5, the holders of shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice form the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company.

         Section 3.5 Underwritten Offerings.

                  (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1, Source will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to Source, each such holder and the underwriters, and to contain such representations and warranties by Source and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.7. The holders of the Registrable Securities will reasonably cooperate with Source in the negotiation of the underwriting agreement.

                  (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of Source, during the ten days prior to and the 90 days after the effective date of any underwritten registration pursuant to Section 3.1, 3.2 or 3.3 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each holder of Registrable Securities agrees that Source may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.4(b).

                  (c) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

         Section 3.6 Current Public Information.

                  Source will timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission and pursuant to Form S-3 or any similar short form registration statement. Upon written request, the Company will deliver to such holders a written statement as to whether it has complied with such requirements.

         Section 3.7 Indemnification.

                  (a) Source agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors, officers, affiliates and partners, and each other Person, if any, who controls such holder within the meaning of the Securities Act (and any broker or dealer through whom such shares may be sold), against any losses, claims, damages, expenses or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or under any other statute or at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act or any filing with any State securities commission or agency, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Source of any rule or regulation promulgated under the Securities Act or any State securities laws or regulations applicable to Source and relating to action or inaction required of Source in connection with such registration, and Source will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, whether or not resulting in any liability; provided that Source shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such State securities commission or agency filing, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Source by or on behalf of such holder or controlling person specifically for use in the preparation thereof. In addition, Source shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, affiliate, partner, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                  (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.7) Source, each director of Source, each officer of Source who has signed or otherwise participated in the preparation of the registration statement, and each other Person, if any, who controls Source within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading from, such registration statement, or filing with any State securities commission or agency, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Source by or on behalf of such seller specifically for use in the preparation of such registration statement, filing, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Source or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of Registrable Security with respect to the indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this

Section 3.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                  (d) If the indemnification provided for in the preceding subdivisions of this Section 3.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by Source on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Source on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by Source on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by Source from the initial sale of the Registrable Securities by Source to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of Source on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Source, by the holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this Section 3.7 had been available under the circumstances.

                  Source and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this Section
3.7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this subdivision (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV.
                                  MISCELLANEOUS

         Section 4.1 Notices.

                  All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this
Section 4.1).

         Section 4.2 Binding Nature of Agreement.

                  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

         Section 4.3 Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         Section 4.4 Specific Performance.

                  Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

         Section 4.5 GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION
6.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.6 Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         Section 4.7 Severability.

                  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         Section 4.8 Entire Agreement.

                  This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

         Section 4.9 Amendment to Waiver.

                  Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by Source and the Warrantholders. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

         Section 4.10 No Third Party Beneficiaries.

                  Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

         Section 4.11 Transferability of Registration Rights.

                  For all purposes of this Agreement, the holders of Registrable Securities shall include not only the Warrantholder but also any assignee or transferee of the Warrantholder. The Warrantholder may assign or transfer its rights under this Agreement to any Person to whom the Warrantholder transfers any Registrable Shares, provided, however, that such assignee or transferee agrees in writing to be bound by all of the provision of this Agreement.

         Section 4.12 Assignment or Transfer of the Term Loan Under the Loan Agreement.

                  If Hilco assigns or otherwise transfers all or any of its Term Loan (as defined in the Loan Agreement) (including by selling participations therein to any Person, Hilco may request (upon 10 days' prior notice to Source) that (a) the Warrants then held by Hilco be canceled on the date of such assignment and transfer and (b) a like number of Warrants be issued by Source to the Person to whom such Term Loan (as defined in the Loan Agreement), or portion thereof, is being assigned or otherwise transferred. Upon the date specified in such request:

                           (i)      Source shall issue, and Hilco shall
surrender (or cause to be surrendered ) for cancellation, such number of Warrants as aforesaid, provided that such issuance shall not violate the Securities Act or any applicable state securities laws;

                           (ii)     Source will deliver to each Person that
receives a certificate for Warrants a favorable legal opinion from counsel to Source acceptable to such Person, covering matters reasonably requested by such Person relating to the Warrants; and

                           (iii)    Source will deliver a certificate to each
Person that receives Warrants affirming the representations and warranties contained in this Section hereof as of such date.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                        SOURCE INTERLINK COMPANIES, INC.

                        By: /s/ Marc Fierman
                            --------------------------------------------
                        Name: Marc Fierman
                        Title: Chief Financial Officer

                        Address:   27500 Riverview Center Road
                                   Suite 400
                                   Bonita Springs, Florida 34314
                        Telecopy:  239) 949-7689
                        Telephone: 239) 949-4450

                        HILCO CAPITAL LP

                        By: /s/ Eran Cohen
                            ---------------------------------------------
                        Name:  Eran Cohen
                        Title: Vice President

                        Address:   One Northbrook Place
                                   5 Revere Drive, Suite 510
                                   Northbrook, Illinois 60062
                        Attn:      Portfolio Administrator
                        Telecopy:  (847) 559-9330
                        Telephone. (847) 559-9300

                [Signature Page to Registration Rights Agreement]